                                                                    EXHIBIT 99.1

(NORTHERN BORDER PARTNERS, L.P. LOGO)             News      13710 FNB Parkway
                                                  Release   Omaha, NE 68154-5200

                                                  For Further Information
                                                  Contact:

                                                  Media Contact:
                                                  Beth Jensen
                                                  (402) 492-3400

                                                  Investor Contact:
                                                  Ellen Konsdorf
                                                  Lisa Couillard
                                                  (877) 208-7318


NORTHERN BORDER PARTNERS, L.P. REPORTS
THIRD QUARTER RESULTS

FOR IMMEDIATE RELEASE: Friday, October 24, 2003

       OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today reported a third quarter 2003 net loss of $183.7 million or a loss of $3.92 per unit compared to net income of $31.7 million or $0.67 per unit net income in the third quarter 2002. Year-to-date 2003, Northern Border Partners reported a net loss of $118.9 million or a loss of $2.72 per unit as compared to net income of $89.7 million or $1.95 per unit net income in the first nine months of 2002. Cash flows as measured by earnings before interest, taxes, depreciation and amortization (EBITDA) increased to $86.8 million in the third quarter 2003 from $83.5 million in the third quarter of 2002. Year-to-date 2003 EBITDA was $258.9 million compared to $245.5 million for the similar period in 2002.

         As reported earlier, third quarter 2003 net income reflected non-cash charges of approximately $219 million to reflect asset and goodwill impairments for its natural gas gathering and processing business segment. The impairment charges had no impact on third quarter 2003 cash flows from operating activities or third quarter 2003 EBITDA.

         Delivered volumes in the Partnership's interstate natural gas pipelines segment increased during third quarter 2003 to 266 billion cubic feet (Bcf) from 236 Bcf for the third quarter of 2002 primarily due to the acquisition of Viking Gas Transmission earlier this year. Average gathering volumes decreased to 1,058 million cubic feet per day (MMcf/d) during the third quarter 2003 compared to 1,132 MMcf/d for the third quarter 2002. Volumes on the Partnership's wholly-owned gathering systems in the Powder River decreased by approximately 18 percent to 212 MMcf/d in the third quarter of 2003 from 259 MMcf/d in the third quarter of 2002. The Powder River volumes in the third quarter 2003 were at approximately the same level as the immediately preceding quarter. Processing volumes were 54 MMcf/d for the third quarter of 2003 compared to 58 MMcf/d for the third quarter 2002.

         "All of our business segments continue to provide strong cash flow," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "However, with respect to the gathering and processing segment we see fewer new wells and greater production declines in currently connected wells in the Powder River Basin than we originally expected. These changes in our expectations were the cause of our goodwill and asset impairment charges in the third quarter. We are concentrating on improving the financial performance of our wholly-owned Powder River Basin systems, which represent about eight percent of our total cash flows, by working with producers to restructure gathering agreements, implementing cost reductions and evaluating selective asset redeployment opportunities," Cordes said.

         On October 21, 2003, the Partnership Policy Committee declared the Partnership's quarterly cash distribution of $0.80 per unit for the third quarter of 2003. The indicated annual rate is $3.20 per unit. The distribution is payable November 14, 2003 to unitholders of record October 31, 2003.

         The Partnership reiterated that for the full year 2003 it expects EBITDA to be in the range of $343 million to $346 million, while it expects to report a net loss of $85 million to $88 million, or a loss of $2.02 to $2.08 per unit. Excluding the impairment charges, 2003 net income is expected to be $131 million to $134 million or net income of $2.65 to $2.71 per unit.

         The Partnership has previously disclosed projected 2003 distributable cash flow information based on consolidated EBITDA less interest expense, maintenance capital expenditures, distributions to minority interests and current income taxes. Included in the Partnership's consolidated distributable cash flow are amounts for Northern Border Pipeline Company. Northern Border Pipeline's distribution formula results in the retention of cash within Northern Border Pipeline for the purpose of repaying debt. Thus, Northern Border Pipeline's contribution to the Partnership's consolidated distributable cash flow is expected to be approximately $152 million for 2003 while the Partnership's actual cash received from Northern Border Pipeline is expected to be approximately $108 million. A reconciliation of Northern Border Pipeline's projected 2003 contribution to consolidated distributable cash flow to its projected net income is attached to this press release.

         Net income for 2004 is expected to be in the range of $124 million to $130 million ($2.46 to $2.56 per unit). EBITDA in 2004 is anticipated to be approximately $333 million to $343 million. Projected net income for 2004 is expected to be essentially the same as 2003 excluding the effects of several 2003 events including: a) the goodwill and asset impairment charges of $219 million related to the gathering and processing segment; b) the after tax gain of $4.9 million related to the June 2003 sale of the Gladys and Mazeppa processing plants located in Alberta, Canada; and c) a third quarter 2003 gain from $3.25 million paid to Northern Border Partners regarding the change in ownership of the other partner in Bighorn Gas Gathering, L.L.C. Based on the Partnership's current expectations of net income and EBITDA for 2004 for its existing businesses, the Partnership expects the distribution to remain constant throughout 2004.

         Northern Border Partners will host a conference call on Friday, October 24, at 11:00 a.m. Eastern Time to review third quarter 2003 results, discuss 2004 guidance as well as distributable cash flow and the Partnership's available cash for distribution. Interested parties may listen live or on a replay basis through January 16, 2004 via the Partnership's website at http://www.northernborderpartners.com.

         A replay of the call will be available through October 31, 2003 by dialing, toll free in the United States and Canada, 800-405-2236 and entering passcode 550003#.

         The Partnership has disclosed in this press release EBITDA amounts that are non-GAAP financial measures. Management believes EBITDA provides useful information to investors as a measure of comparability to peer companies. However, EBITDA calculations may vary from company to company, so the Partnership's computation of EBITDA may not be comparable to other companies. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. A reconciliation of third quarter and year-to-date 2002 and 2003 EBITDA to our net income and cash flows from operating activities is included in the financial information with this release. On a consolidated basis, EBITDA is reconciled to cash flows from operating activities determined under GAAP. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its inter-company cash management activity. A reconciliation of projected EBITDA for 2003 and 2004 to projected net income is attached to this release.

         Northern Border Partners, L.P. is a publicly traded partnership formed to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas pipelines and is engaged in the gathering and processing of natural gas. More information can be found at http://www.northernborderpartners.com.



This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Western Canadian Sedimentary Basin; the rate of development and competitive conditions in gas fields near the Partnership's natural gas gathering systems in the Powder River and Williston Basins and its investments in the Powder River and Wind River Basins; regulatory actions and receipt of expected regulatory clearances; renewal of the coal slurry transportation contract under favorable terms; competitive conditions in the overall natural gas and electricity markets; performance of contractual obligations by the shippers; prices of natural gas and natural gas liquids; impacts of developments in the voluntary petition for bankruptcy including ongoing investigations of Enron, its affiliates and their advisors, and Enron's formation of CrossCountry Energy, of which Northern Plains and Pan Border would be a part; potential regulation under Public Utilities Holding Company Act; actions by rating agencies; our ability to renegotiate gathering contracts with producers; our ability to complete acquisitions or growth projects and their future performance; our ability to control operating costs; and conditions in the capital markets and our ability to access the capital markets.



                                     ######

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                                     THIRD QUARTER               YEAR TO DATE
                                                                                 ----------------------      ----------------------
                                                                                   2003          2002          2003          2002
                                                                                 --------      --------      --------      --------
Operating Revenue                                                                $  138.0      $  123.9      $  410.5      $  361.2
Income (Loss) From Continuing Operations                                         $ (183.6)     $   31.3      $ (122.6)     $   88.8
Net Income (Loss)                                                                $ (183.7)     $   31.7      $ (118.9)     $   89.7
Per Unit Income (Loss) From Continuing Operations                                $  (3.92)     $   0.66      $  (2.79)     $   1.93
Per Unit Net Income (Loss)                                                       $  (3.92)     $   0.67      $  (2.72)     $   1.95
Cash Flows From Operating Activities                                             $   74.1      $   73.5      $  169.3      $  179.2
EBITDA (1)                                                                       $   86.8      $   83.5      $  258.9      $  245.5


                        CONSOLIDATED STATEMENT OF INCOME
              (Unaudited: In Millions Except Net Income Per Unit)

                                                                                     THIRD QUARTER               YEAR TO DATE
                                                                                 ----------------------      ----------------------
                                                                                   2003          2002          2003          2002
                                                                                 --------      --------      --------      --------
Operating Revenue                                                                $  138.0      $  123.9      $  410.5      $  361.2
                                                                                 --------      --------      --------      --------
Operating Expenses
         Product Purchases                                                           20.4          12.2          60.7          34.9
         Operations and Maintenance                                                  30.7          24.5          89.1          71.3
         Depreciation and Amortization (2)                                          239.1          18.6         278.6          55.1
         Taxes Other Than Income                                                      8.6           8.7          26.9          23.4
                                                                                 --------      --------      --------      --------
         Total Operating Expenses                                                   298.8          64.0         455.3         184.7
                                                                                 --------      --------      --------      --------

Operating Income (Loss)                                                            (160.8)         59.9         (44.8)        176.5

Interest Expense, Net                                                               (19.2)        (20.7)        (60.2)        (63.7)
Other Income (Expense)                                                                3.1           0.2          (0.6)          0.4
Equity Earnings from Investments                                                      4.5           3.7          16.5          10.2
Minority Interest                                                                   (11.2)        (11.8)        (33.5)        (34.6)
                                                                                 --------      --------      --------      --------

Income (Loss) From Continuing Operations                                           (183.6)         31.3        (122.6)         88.8
Discontinued Operations                                                              (0.1)          0.4           4.3           0.9
Cumulative Effect of Change in Accounting Principle,
        net of tax                                                                    0.0           0.0          (0.6)          0.0
                                                                                 --------      --------      --------      --------
Net Income (Loss)                                                                $ (183.7)     $   31.7      $ (118.9)     $   89.7
                                                                                 ========      ========      ========      ========

Per Unit Income (Loss) From Continuing Operations                                $  (3.92)     $   0.66      $  (2.79)     $   1.93
                                                                                 ========      ========      ========      ========

Per Unit Net Income (Loss)                                                       $  (3.92)     $   0.67      $  (2.72)     $   1.95
                                                                                 ========      ========      ========      ========

Average Units Outstanding                                                            46.4          43.8          45.0          42.3
                                                                                 ========      ========      ========      ========


RECONCILIATION OF EBITDA (1) TO NET INCOME (LOSS)

EBITDA (1)                                                                       $   86.8      $   83.5      $  258.9      $  245.5
         Minority Interest                                                          (11.2)        (11.8)        (33.5)        (34.6)
         Interest Expense, Net                                                      (19.2)        (20.7)        (60.2)        (63.7)
         Depreciation and Amortization (2)                                         (239.1)        (18.9)       (279.3)        (56.0)
         Income taxes (included in Other Income
              (Expense) and Discontinued Operations)                                 (1.1)         (0.5)         (4.4)         (1.7)
         Equity AFUDC (included in Other Income (Expense))                            0.1           0.1           0.2           0.2
         Cumulative Effect of Change in Accounting Principle,
              net of tax                                                              0.0           0.0          (0.6)          0.0
                                                                                 --------      --------      --------      --------
Net Income (Loss)                                                                $ (183.7)     $   31.7      $ (118.9)     $   89.7
                                                                                 ========      ========      ========      ========

RECONCILIATION OF EBITDA (1) TO CASH FLOWS FROM OPERATING ACTIVITIES

EBITDA (1)                                                                       $   86.8      $   83.5      $  258.9      $  245.5
         Interest Expense, Net                                                      (19.2)        (20.7)        (60.2)        (63.7)
         Changes in Current Assets and Liabilities                                   11.6          13.4          (9.2)          3.0
         Equity Earnings from Investments                                            (4.5)         (3.7)        (16.5)        (10.2)
         Distributions Received from Equity Investments                               3.7           3.0          16.0           8.7
         Changes in Reserves and Deferred Credits                                    (0.4)         (1.2)         (8.3)         (0.5)
         Gain on Sale of Assets                                                       0.0           0.0          (4.9)          0.0
         Other                                                                       (3.9)         (0.8)         (6.5)         (3.6)
                                                                                 --------      --------      --------      --------
Cash Flows From Operating Activities                                             $   74.1      $   73.5      $  169.3      $  179.2
                                                                                 ========      ========      ========      ========

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                            (Unaudited: In Millions)

                                                                                    SEPTEMBER 30,        DECEMBER 31,
                                                                                       2003                 2002
                                                                                    --------             ------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                                             $1,969.5             $1,853.8
         Natural Gas Gathering and Processing                                            566.6                823.9
         Coal Slurry Pipeline                                                             22.0                 20.4
         Other (assets not allocated to segments)                                         14.7                 27.4
                                                                                      --------             --------
              Total consolidated assets                                               $2,572.8             $2,725.5
                                                                                      ========             ========

Consolidated capitalization:
         Long-term debt, including current maturities                                 $1,398.3             $1,403.7
         Partners' capital                                                               804.7                936.5
         Minority interests in partners' equity                                          242.1                243.0
         Accumulated other comprehensive income                                            7.2                  7.5
                                                                                      --------             --------
             Total capitalization                                                      2,452.3              2,590.7

Consolidated other current liabilities and reserves and deferred credits                 120.5                134.8
                                                                                      --------             --------

             Total liabilities and capitalization                                     $2,572.8             $2,725.5
                                                                                      ========             ========


                                                                                   THIRD QUARTER                  YEAR TO DATE
                                                                              ----------------------        ----------------------
                                                                                2003           2002           2003           2002
                                                                              -------        -------        -------        -------
Capital Expenditures and Equity Investments (3)
         Maintenance -
             Interstate Natural Gas Pipelines                                 $   2.5        $   3.4        $   6.1        $   7.4
             Natural Gas Gathering and Processing                                 0.6            0.8            2.1            2.4
             Coal Slurry Pipeline                                                 0.3            0.0            1.7            0.4
                                                                              -------        -------        -------        -------
                                                                                  3.4            4.2            9.9           10.2
                                                                              -------        -------        -------        -------
         Growth -
             Interstate Natural Gas Pipelines                                     0.7            1.4          122.7            2.9
             Natural Gas Gathering and Processing                                 1.5            5.8            4.4           28.5
             Coal Slurry Pipeline                                                 0.0            0.0            0.0            0.0
                                                                              -------        -------        -------        -------
                                                                                  2.2            7.2          127.1           31.4
                                                                              -------        -------        -------        -------

         Total                                                                $   5.6        $  11.4        $ 137.0        $  41.6
                                                                              =======        =======        =======        =======


(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less (g) equity AFUDC.

(2) Depreciation and amortization includes an asset impairment charge of $76.0 million and a goodwill impairment charge of $143.1 million for total impairment charges of $219.1 million.

(3) Interstate Natural Gas Pipelines' capital expenditures reflect the Partnership's 70% ownership of Northern Border Pipeline. Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                                THIRD QUARTER                  YEAR TO DATE
                                                                         --------------------------      --------------------------
                                                                            2003            2002            2003            2002
                                                                         ----------      ----------      ----------      ----------
Interstate Natural Gas Pipelines Segment

Operating Results:
         Gas Delivered (MMcf)                                               266,287         236,305         822,176         694,062
         Average Throughput (MMcf/d)                                          2,965           2,647           3,123           2,614

Financial Results  (In Millions):
Operating Revenue                                                        $     93.5      $     86.3      $    279.1      $    253.1
                                                                         ----------      ----------      ----------      ----------
Operating Expenses
         Operations and Maintenance                                            15.6             9.2            43.6            26.4
         Depreciation and Amortization                                         16.4            15.1            48.9            45.1
         Taxes Other Than Income                                                8.6             7.9            25.0            21.2
                                                                         ----------      ----------      ----------      ----------
         Total Operating Expenses                                              40.6            32.2           117.5            92.7
                                                                         ----------      ----------      ----------      ----------

Operating Income                                                               52.9            54.1           161.6           160.4

Interest Expense, Net                                                         (11.7)          (13.2)          (36.4)          (39.9)
Other Income (Expense)                                                         (0.5)            0.4            (3.6)            1.0
Equity Earnings from Investments                                                0.6             0.0             1.5             0.0
                                                                         ----------      ----------      ----------      ----------

Net Income                                                                     41.3            41.3           123.1           121.5
Net income to Minority Interest                                               (11.2)          (11.8)          (33.5)          (34.6)
                                                                         ----------      ----------      ----------      ----------

Net Income to Northern Border Partners                                   $     30.1      $     29.5      $     89.6      $     86.9
                                                                         ==========      ==========      ==========      ==========

EBITDA (1)                                                               $     70.0      $     69.7      $    212.4      $    207.0
                                                                         ==========      ==========      ==========      ==========
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                                      $     27.2      $     29.6      $     79.1      $     85.6
   Paid to Minority Interest                                             $     11.6      $     12.7      $     33.9      $     36.7
                                                                         ----------      ----------      ----------      ----------
         Total Distributions                                             $     38.8      $     42.3      $    113.0      $    122.3
                                                                         ==========      ==========      ==========      ==========


Note: Beginning in January 2003, the Interstate Natural Gas Pipelines segment information includes the operating results for Viking Gas Transmission.


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                               $     70.0      $     69.7      $    212.4      $    207.0
         Minority Interest                                                    (11.2)          (11.8)          (33.5)          (34.6)
         Interest Expense, Net                                                (11.7)          (13.2)          (36.4)          (39.9)
         Depreciation and Amortization                                        (16.4)          (15.1)          (48.9)          (45.1)
         Income taxes (included in Other Income (Expense))                     (0.7)           (0.2)           (4.2)           (0.6)
         Equity AFUDC (included in Other Income (Expense))                      0.1             0.1             0.2             0.1
                                                                         ----------      ----------      ----------      ----------
Net Income                                                               $     30.1      $     29.5      $     89.6      $     86.9
                                                                         ==========      ==========      ==========      ==========

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                                  THIRD QUARTER               YEAR TO DATE
                                                                             ----------------------      ----------------------
                                                                               2003          2002          2003          2002
                                                                             --------      --------      --------      --------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results:
         Volumes (MMcf/d):
              Gathering                                                         1,058         1,132         1,106         1,058
              Processing                                                           54            58            52            56

Financial Results (In Millions):
Operating Revenue                                                            $   39.0      $   32.2      $  115.4      $   92.0
                                                                             --------      --------      --------      --------
Operating Expenses
         Product Purchases                                                       20.4          12.2          60.7          34.9
         Operations and Maintenance                                              10.7          10.3          30.7          29.2
         Depreciation and Amortization (2)                                      222.2           3.1         228.4           8.9
         Taxes Other Than Income                                                 (0.1)          0.7           1.4           1.8
                                                                             --------      --------      --------      --------
         Total Operating Expenses                                               253.2          26.3         321.2          74.8
                                                                             --------      --------      --------      --------

Operating Income (Loss)                                                        (214.2)          5.9        (205.8)         17.2

Interest Expense, Net                                                            (0.2)         (0.2)         (0.5)         (0.6)
Other Income (Expense)                                                            3.8           0.0           3.8           0.0
Equity Earnings from Investments                                                  3.9           3.7          15.0          10.2
                                                                             --------      --------      --------      --------

Income From Continuing Operations                                              (206.7)          9.4        (187.5)         26.8
Discontinued Operations                                                          (0.1)          0.4           4.3           0.9
Cumulative Effect of Change in Accounting Principle, net of tax                   0.0           0.0          (0.2)          0.0
                                                                             --------      --------      --------      --------
Net Income (Loss)                                                            $ (206.8)     $    9.8      $ (183.4)     $   27.7
                                                                             ========      ========      ========      ========

EBITDA (1)                                                                   $   15.6      $   13.5      $   45.8      $   38.6
                                                                             ========      ========      ========      ========

Distributions Received from Equity Investments                               $    3.7      $    3.0      $   16.0      $    8.7
                                                                             ========      ========      ========      ========

RECONCILIATION OF EBITDA (1) TO NET INCOME (LOSS)

EBITDA (1)                                                                   $   15.6      $   13.5      $   45.8      $   38.6
         Interest Expense, Net                                                   (0.2)         (0.2)         (0.5)         (0.6)
         Depreciation and Amortization (2)                                     (222.2)         (3.4)       (229.1)         (9.8)
         Income taxes (included in Other Income (Expense) and
              Discontinued Operations)                                            0.0          (0.1)          0.6          (0.5)
         Cumulative Effect of Change in Accounting Principle, net of tax          0.0           0.0          (0.2)          0.0
                                                                             --------      --------      --------      --------
Net Income (Loss)                                                            $ (206.8)     $    9.8      $ (183.4)     $   27.7
                                                                             ========      ========      ========      ========

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                                  THIRD QUARTER               YEAR TO DATE
                                                                             ----------------------      ----------------------
                                                                               2003          2002          2003          2002
                                                                             --------      --------      --------      --------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                                    1,298         1,371         3,155         3,410


Financial Results (In Millions):
Operating Revenue                                                            $    5.5      $    5.4      $   16.0      $   16.1
                                                                             --------      --------      --------      --------
Operating Expenses
         Operations and Maintenance                                               3.1           3.9          10.2          11.5
         Depreciation and Amortization                                            0.5           0.4           1.3           1.1
         Taxes Other Than Income                                                  0.1           0.1           0.5           0.4
                                                                             --------      --------      --------      --------
         Total Operating Expenses                                                 3.7           4.4          12.0          13.0
                                                                             --------      --------      --------      --------

Operating Income                                                                  1.8           1.0           4.0           3.1

Other Expense                                                                    (0.3)         (0.2)         (0.8)         (0.6)
                                                                             --------      --------      --------      --------

Income From Continuing Operations                                                 1.5           0.8           3.2           2.5
Cumulative Effect of Change in Accounting Principle, net of tax                   0.0           0.0          (0.4)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $    1.5      $    0.8      $    2.8      $    2.5
                                                                             ========      ========      ========      ========

EBITDA (1)                                                                   $    2.3      $    1.4      $    5.4      $    4.2
                                                                             ========      ========      ========      ========


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                   $    2.3      $    1.4      $    5.4      $    4.2
         Depreciation and Amortization                                           (0.5)         (0.4)         (1.3)         (1.1)
         Income taxes (included in Other Expense)                                (0.3)         (0.2)         (0.9)         (0.6)
         Cumulative Effect of Change in Accounting Principle, net of tax          0.0           0.0          (0.4)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $    1.5      $    0.8      $    2.8      $    2.5
                                                                             ========      ========      ========      ========

NORTHERN BORDER PARTNERS, L.P.

(In millions)

Reconciliation of EBITDA to Net Income (Loss) - Projected 2004 and 2003


                                                     Projected 2004              Projected 2003
                                                 ----------------------      ----------------------
                                                   Low           High          Low           High
                                                 --------      --------      --------      --------
EBITDA                                           $    333      $    343      $    343      $    346
Minority Interest                                $    (46)     $    (47)     $    (45)     $    (45)
Interest Expense, Net                            $    (76)     $    (79)     $    (79)     $    (79)
Depreciation and Amortization Expense            $    (82)     $    (83)     $    (82)     $    (82)
Income Taxes                                     $     (4)     $     (4)     $     (6)     $     (6)
                                                 ========      ========      ========      ========

Net Income before Impairment Charges             $    124      $    130      $    131      $    134
Impairment Charges                               $      0      $      0      $   (219)     $   (219)
Net Income (Loss)*                               $    124      $    130      $    (88)     $    (85)
                                                 ========      ========      ========      ========

* The reconciliation of EBITDA and Net Income (Loss) does not total due to use of ranges for the various components of the reconciliation.

Reconciliation of Net Income to Northern Border Pipeline's Contribution to Distributable Cash Flow

                                                Northern Border Pipeline
                                                     Projected 2003
                                                ------------------------
                                                   Low           High
                                                 --------      --------
Net Income                                       $    149      $    151
Depreciation and Amortization Expense            $     57      $     57
Maintenance Capital Expenditures (70%)           $     (9)     $     (9)
Distributions to Minority Interest               $    (46)     $    (46)
                                                 ========      ========

Distributable Cash Flow Contribution             $    151      $    153
                                                 ========      ========